FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) effective as of the 1st day of December, 2004, by and among BLOUNT, INC., a Delaware corporation (“Blount, Inc.”), DIXON INDUSTRIES, INC., a Kansas corporation (“Dixon”), FABTEK CORPORATION, a Michigan corporation (“Fabtek”), FREDERICK MANUFACTURING CORPORATION, a Delaware corporation (“Frederick Manufacturing”), GEAR PRODUCTS, INC., an Oklahoma corporation (“Gear”), OMARK PROPERTIES, INC., an Oregon corporation (“Omark”), WINDSOR FORESTRY TOOLS LLC, a Tennessee limited liability company (“Windsor”) (Dixon, Fabtek, Frederick Manufacturing, Gear, Omark, Windsor and Blount, Inc. are sometimes collectively referred to herein as “US Borrowers” and individually as “US Borrower”); BLOUNT CANADA LTD., a Canadian corporation (“Canadian Borrower”, and Canadian Borrower and US Borrowers are sometimes collectively referred to herein as “Borrowers” and individually as “Borrower”); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as US Lender, as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as Agent for all Lenders with respect to the US Collateral, the other US Lenders, GENERAL ELECTRIC CAPITAL CANADA INC., a Canadian corporation (“GE Capital Canada”), for itself and as Canadian Agent for Canadian Lenders, and as the sole Canadian Lender,

W I T N E S S E T H:

WHEREAS, Borrowers, the other Credit Parties signatory thereto, US Lenders, Canadian Lender, Canadian Agent and Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 9, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers and the other Credit Parties have requested that Lenders amend certain terms under the Credit Agreement; and

WHEREAS, Borrowers and Lenders have agreed to the requested amendments on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement and further agree as follows:

1.  Amendment to Cover Page of Credit Agreement. The cover page of the Credit Agreement is hereby modified and amended to add “JPMorgan Chase Bank, N.A., as Documentation Agent” at the bottom of such page.

2.  Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby modified and amended to delete the existing subsection (b)(ii) in its entirety and to substitute the following in lieu thereof:

“(ii) Term Loan B.

(1)  Subject to the terms and conditions hereof, each First Lien Lender with an Original Term Loan B Commitment agrees to make a term loan (collectively, the “Original Term Loan B”) on the Closing Date to US Borrowers in the amount of the applicable First Lien Lender's Original Term Loan B Commitment. The “Term Loan A” under, and as defined in, the Prior Credit Agreement outstanding on the Closing Date shall be deemed to be a portion of the Original Term Loan B hereunder. Subject to the terms and conditions hereof, each First Lien Lender with an Incremental Term Loan B Commitment agrees to make a term loan (collectively, the “Incremental Term Loan B”) on the First Amendment Effective Date to the US Borrowers in the amount of the applicable First Lien Lender's Incremental Term Loan B Commitment. The obligations of each First Lien Lender hereunder shall be several and not joint. Upon request by any First Lien Lender with a Term Loan B Commitment, each US Borrower shall execute and deliver to such First Lien Lender a promissory note substantially in the form of Exhibit 1.1(b)(ii) (each a “Term B Note” and collectively, the “Term B Notes”). Each Term B Note (or, if a Term B Note is not requested, this Agreement) shall represent the joint and several obligation of US Borrowers to pay the applicable First Lien Lender's Term Loan B Commitment, together with interest hereon as prescribed in Section 1.5.

(2)  US Borrowers shall repay the Term Loan B in twenty-four consecutive quarterly installments on the first day of January, April, July and October of each year, commencing October 1, 2004, as follows:

Payment Dates	Installment Amounts
October 1, 2004,	$662,500
January 1, 2005,	$787,500
April 1, 2005,	$787,500
July 1, 2005,	$787,500
October 1, 2005,	$787,500
January 1, 2006,	$787,500
April 1, 2006,	$787,500
July 1, 2006,	$787,500
October 1, 2006,	$787,500
January 1, 2007,	$787,500
April 1, 2007,	$787,500
July 1, 2007,	$787,500
October 1, 2007,	$787,500
January 1, 2008,	$787,500
April 1, 2008,	$787,500
July 1, 2008,	$787,500
October 1, 2008,	$787,500
January 1, 2009,	$787,500

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April 1, 2009,	$787,500
July 1, 2009,	$787,500
October 1, 2009,	$787,500
January 1, 2010,	$787,500
April 1, 2010 and	$787,500
July 1, 2010	$787,500
August 9, 2010	$296,225,000

The final installment due August 9, 2010 shall be in the amount of $296,225,000 or, if different, the remaining principal balance of the Term Loan B.

(3)  Notwithstanding Section 1.1(b)(ii)(2), the aggregate outstanding principal balance of the Term Loan B shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full. No payment with respect to the Term Loan B may be reborrowed.

(4)  Notwithstanding anything herein which may be construed to the contrary or in any agreement among the Lenders, the payment of principal with respect to the Term Loan B on October 1, 2004 shall be applied ratably to each First Lien Lender's Original Term Loan B.”

3. Amendment to Section 1.3 of the Credit Agreement. Section 1.3(a) of the Credit Agreement, Voluntary Prepayments; Reductions in Revolving Loan Commitment, is hereby modified and amended to add the following sentence at the end of such Section:

“As of the First Amendment Effective Date, Borrowers hereby elect to prepay the SCIL in full with the proceeds of the Incremental Term Loan B and, notwithstanding anything herein which may be construed to the contrary, the proceeds of the Incremental Term Loan B shall be applied exclusively to the prepayment in full, without premium or penalty, of the SCIL on the First Amendment Effective Date.”

4. Amendment to Section 1.4 of the Credit Agreement. Section 1.4 of the Credit Agreement, Use of Proceeds, is hereby modified and amended to add the following sentence at the end of such Section:

“Notwithstanding the foregoing, the proceeds of the Incremental Term Loan B shall be used exclusively to prepay the principal amount of the SCIL on the First Amendment Effective Date.”

5. Amendment to Section 1.5 to the Credit Agreement. Section 1.5 of the Credit Agreement is hereby modified and amended to delete the existing subsection (a) thereof in its entirety and to substitute the following in lieu thereof the following:

“(a) US Borrowers shall pay interest to Agent, for the ratable benefit of US Lenders and Canadian Borrowers shall pay interest to Canadian Agent, for the ratable benefit of Canadian Lenders, in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the US Index Rate plus the Applicable Revolver US Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based

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on the aggregate Revolving Credit Advances outstanding from time to time; (ii) with respect to the Swing Line Loan, the US Index Rate plus the Applicable Revolver US Index Margin per annum, based on the aggregate Swing Line Loans outstanding from time to time; and (iii) with respect to the Term Loan B and the Canadian Loan, the US Index Rate plus the Applicable Term Loan B Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Term Loan B LIBOR Margin per annum, based on the aggregate Term Loan B and Canadian Loan outstanding from time to time.

As of the First Amendment Effective Date, the Applicable Margins are as follows:

Applicable Revolver US Index Margin	1.25%
Applicable Revolver LIBOR Margin	3.00%
Applicable Term Loan B Index Margin	1.00%
Applicable Term Loan B LIBOR Margin	2.75%
Applicable Unused Line Fee Margin	0.50%

The Applicable Revolver US Index Margin, the Applicable Revolver LIBOR Margin, the Applicable Term Loan B Index Margin and the Applicable Term Loan B LIBOR Margin (collectively, the “Adjustable Applicable Margins”) shall be adjusted (up or down) prospectively on a quarterly basis (or upon a rating change to the extent set forth in clause (ii) of this Section 1.5(a)) as determined by Holdings' consolidated financial performance for the immediately preceding four quarters, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of Holdings' quarterly Financial Statements to Lenders for the Fiscal Quarter ending September 30, 2004. Adjustments in the Adjustable Applicable Margins shall be determined as follows:

(i) The Applicable Revolver US Index Margin and Applicable Revolver LIBOR Margin shall be determined by reference to the following grids:

If Credit Facility Leverage Ratio is:	Level of Adjustable Applicable Margins:
< 2.00 to 1.00	Level I
< 3.25 to 1.00, but > 2.00 to 1.00	Level II
> 3.25 to 1.00	Level III

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	Level I	Level II	Level III
Applicable Revolver US Index Margin	1.00%	1.25%	1.50%
Applicable Revolver LIBOR Margin	2.75%	3.00%	3.25%

(ii)    The Applicable Term Loan B Index Margin and Applicable Term Loan B LIBOR Margin shall be determined as follows:

(A)  If the US Borrowers have and maintain both (i) a S&P rating of B+ or better on the Term Loan B and (ii) a Moody's rating of B1 or better on the Term Loan B, then the Applicable Term Loan B Index Margin shall be 0.75% and the Applicable Term Loan B LIBOR Margin shall be 2.50%.

(B)  If for any reason the US Borrowers do not have and maintain both (i) a S&P rating of B+ or better on the Term Loan B and (ii) a Moody's rating of B1 or better on the Term Loan B, then the Applicable Term Loan B Index Margin and Applicable Term Loan B LIBOR Margin shall be determined by reference to the following grid:

If Credit Facility Leverage Ratio is:	Level of Adjustable Applicable Margins:
< 2.00 to 1.00	Level I
< 3.25 to 1.00, but > 2.00 to 1.00	Level II
> 3.25 to 1.00	Level III

	Level I	Level II	Level III
Applicable Term Loan B Index Margin	0.75%	1.00%	1.25%
Applicable Term Loan B LIBOR Index	2.50%	2.75%	3.00%

The Applicable Term Loan B Index Margin and the Applicable Term Loan B LIBOR Margin shall be subject to adjustments (upwards or downwards, as appropriate), effective as of the date on which S&P or Moody's announces a ratings change which results in a change in such Applicable Margins under clauses (A) and (B) of this Section 1.5(a)(ii).

All adjustments in the levels of the Adjustable Applicable Margins described in Section 1.5(a)(i) and Section 1.5(a)(ii)(B) shall be implemented quarterly on a prospective basis, on the first day of each calendar month commencing at least five (5) days after the date of delivery to Lenders of the quarterly unaudited or annual audited (as

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applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower Representative shall deliver to Agent, Canadian Agent and Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any changes in, the Adjustable Applicable Margins. Failure to deliver such Financial Statements within fifteen (15) days of the date of such Financial Statements are required to be delivered shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Adjustable Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Adjustable Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.”

6.  Amendment to Section 1.9 of the Credit Agreement. Section 1.9 of the Credit Agreement, Fees, is hereby modified and amended to add the following text at the end of clause (c) and to re-letter clause (d) therein as clause “(e):”

“All voluntary prepayments of the Term Loan B or the Canadian Loan effected on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of secured Indebtedness under any bank credit facility (including any replacement or additional term loan facility effected pursuant to an amendment of this Agreement) will be accompanied by a fee equal to 1.00% of the aggregate principal amount of such prepayment if the Applicable Margin or similar interest rate spread applicable to such Indebtedness is, or upon satisfaction of certain conditions could be, less than the Applicable Margin that would apply to the Term Loan B (based upon the definitions of Applicable Term Loan B Index Margin and Applicable Term Loan B LIBOR Margin as in effect on the First Amendment Effective Date). Such fee shall be paid by US Borrowers (in the case of the Term Loan B) and Canadian Borrower (in the case of the Canadian Loan) to Agent, for the accounts of the relevant First Lien Lenders with a Term Loan B and the Canadian Lenders.

(d)  If, in lieu of a refinancing described in clause (c) above, any amendment to this Agreement becomes effective after the First Amendment Effective Date and before the first anniversary of the First Amendment Effective Date that reduces the Applicable Term Loan B Index Margin or the Applicable Term Loan B LIBOR Margin or the terms upon which such margins are applicable (other than a change in the definition of EBITDA), Borrowers shall pay to each First Lien Lender with a Term Loan B and Canadian Lender consenting to such amendment a fee in the amount of 1.00% of the Term Loan B or Canadian Loan held by such Lender on the effective date of such amendment.”

7.  General Amendment to Credit Agreement and other Loan Documents. The Credit Agreement and the other Loan Documents are hereby modified and amended to the extent necessary to recognize that the SCIL will be permanently repaid in full, without premium or penalty, on the First Amendment Effective Date.

8.  Amendments to Annex A to the Credit Agreement.

(a)  Annex A to the Credit Agreement, Definitions, is hereby modified and amended to add the following new terms in appropriate alphabetical order in such Annex:

“First Amendment” shall mean that certain First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, Agent and Lenders.

“First Amendment Effective Date” shall mean December 1, 2004.

“Incremental Term Loan B” has the meaning assigned to it in Section 1.1(b)(ii).

“Incremental Term Loan B Commitment” means, as to any Lender with an Incremental Term Loan B Commitment, the commitment of such Lender to make its portion of the Incremental Term Loan B to be advanced on the First Amendment Effective Date as set forth on its signature page to the First Amendment, and (b) as to all Lenders with an Incremental Term Loan B Commitment, the aggregate commitment of all Lenders to make the portion of the Incremental Term Loan B to be advanced on the First Amendment Effective Date, which aggregate commitment shall be Fifty Million Dollars ($50,000,000); provided, however, that after the First Amendment Effective Date, each reference to a Lender's Incremental Term Loan B Commitment shall refer to that Lender's portion of the outstanding Incremental Term Loan B.

“Original Term Loan B” has the meaning assigned to it in Section 1.1(b)(ii).

“Original Term Loan B Commitment” means (a) as to any Lender with an Original Term Loan B Commitment, the commitment of such Lender to make its US Pro Rata Share of the Original Term Loan B as set forth on Annex J to the Agreement as in effect as of the Closing Date, and (b) as to all Lenders with an Original Term Loan B Commitment, the aggregate commitment of all Lenders to make the Original Term Loan B, which aggregate commitment shall be Two Hundred Sixty-Five Million Dollars ($265,000,000) on the Closing Date; provided, however, that after the Closing Date, each reference to a Lender's Original Term Loan B Commitment shall refer to that Lender's portion of the outstanding Original Term Loan B.

(b)  Annex A to the Credit Agreement, Definitions, is hereby modified and amended to delete the existing definitions of “Excess Cash Flow,” “Term Loan B” and “Term Loan B Commitment” and to add the following in lieu thereof:

“Excess Cash Flow” means, without duplication, with respect to any Fiscal Year of Holdings and its Subsidiaries, consolidated net income plus (a) depreciation, amortization and Interest Expense to the extent deducted in determining consolidated net income, minus (b) Capital Expenditures during such Fiscal Year (excluding the financed portion thereof and excluding any Capital Expenditures in such Fiscal Year to the extent in excess of the amount permitted to be made in such Fiscal Year pursuant to clause (a) of Annex G), minus (c) Interest Expense paid or accrued (excluding any original issue discount, interest paid in kind or amortized debt discount, to the extent included in

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determining Interest Expense) and scheduled and voluntary principal payments paid or payable in respect of Funded Debt, plus or minus (as the case may be), (d) extraordinary gains or losses which are cash items not included in the calculation of net income, minus (e) mandatory prepayments paid in cash pursuant to Section 1.3 other than mandatory prepayments made pursuant to Sections 1.3(b)(i), 1.3(b)(ii), 1.3(b)(iv) or 1.3(d), plus (f) taxes deducted in determining consolidated net income to the extent not paid for in cash. Notwithstanding the foregoing, the amount that would otherwise be included in Fiscal Year 2003 Excess Cash Flow that was created prior to the Closing Date shall be excluded from the calculation Excess Cash flow for such Fiscal Year.

“Term Loan B” means, collectively, the Incremental Term Loan B and the Original Term Loan B.

“Term Loan B Commitment” means, collectively, the Incremental Term Loan B Commitment and the Original Term Loan B Commitment; provided, however, that after the First Amendment Effective Date, each reference to a Lender's Term Loan B Commitment shall refer to that Lender's US Pro Rata Share of the outstanding Term Loan B.

9.  Amendments to Annex G. Annex G to the Credit Agreement, Financial Covenants, is hereby modified and amended to delete clause (c) therein and to substitute “Intentionally Omitted” therefor.

10.  No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and Lenders, on the other hand, at variance with the Credit Agreement such as to require further notice by Lenders to Borrowers or such Credit Parties to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.

11.  Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:

(a)  Agent's and Lenders' receipt of a counterpart hereof duly executed by Borrowers and Lenders;

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(b)  Agent's receipt of such documents, instruments and legal opinions as Agent shall reasonably request in connection with the transactions contemplated by this Amendment, each in form and substance reasonably satisfactory to Agent;

(c)  Borrowers shall have paid to Agent all fees and expenses due and owing on the First Amendment Effective Date; and

(d)  The representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects.

12.  Representations and Warranties of Borrowers and Other Credit Parties. The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:

(a)  This Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;

(b)  No Default or Event of Default has occurred or is continuing; and

(c)  All of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date.

13.  Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

14.  Costs and Expenses. Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, cost and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

15.  Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto.

16.  GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE

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OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT, CANADIAN AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, CANADIAN AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR CANADIAN AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR CANADIAN AGENT, AND CREDIT PARTIES MAY MAKE ANY COUNTERCLAIMS RELATING TO THE SAME MATTER, REQUESTS FOR EQUITABLE RELIEF RELATING TO THE SAME MATTER OR AFFIRMATIVE DEFENSES IN CONNECTION THEREWITH. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

[The remainder of the page is intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.

US BORROWERS

BLOUNT, INC., a Delaware corporation

By:
Name: Richard H. Irving, III
Title: Sr. Vice President

DIXON INDUSTRIES, INC., a Kansas
corporation

By:
Name: Richard H. Irving, III
Title: Vice President

FABTEK CORPORATION, a Michigan
corporation

By:
Name: Richard H. Irving, III
Title: Vice President

FREDERICK MANUFACTURING
CORPORATION, a Delaware corporation

By:
Name: Richard H. Irving, III
Title: Vice President

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GEAR PRODUCTS, INC., a Oklahoma
corporation

By:
Name: Richard H. Irving, III
Title: Vice President

OMARK PROPERTIES, INC., an Oregon
corporation

By:
Name: Richard H. Irving, III
Title: Vice President

WINDSOR FORESTRY TOOLS LLC, a
Tennessee limited liability company

By Blount, Inc., its sole member

By:
Name: Richard H. Irving, III
Title: Sr. Vice President

CANADIAN BORROWER

BLOUNT CANADA LTD., a Canadian
corporation

By:
Name: Calvin E. Jenness
Title: Treasurer

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AGENT, CANADIAN AGENT AND
LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and US Lender

________________________________________

By:
                                                     Duly Authorized Signatory

                              GENERAL ELECTRIC CAPITAL CANADA
                              INC.,
as Canadian Agent and Canadian Lender

________________________________________
              STEPHEN B. SMITH
            Senior Vice President
                    General Electric Capital Canada Inc.

By:
    Duly Authorized Signatory

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The undersigned Lender hereby consents and agrees as of the date first above written (i) to the First Amendment to Amended and Restated Credit Agreement and (ii) that, if the undersigned also holds any portion of the SCIL, the undersigned shall be deemed to have agreed, unless it notifies Agent otherwise, that the Incremental Term Loan B to be made by the undersigned shall, to the extent of the portion thereof not exceeding the aggregate principal amount of the SCIL of the undersigned, be made through such portion of the SCIL being converted into the Incremental Term Loan B (and each reference in the Credit Agreement to the “making” of the Incremental Term Loan B, or words of similar import, shall in the case of the undersigned, be deemed to include such conversion):

By:
Name:
Title:

Incremental Term Loan B Commitment:

$__________________________

Lender Signature Pages on File With Agent

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The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.

US CREDIT PARTIES:

BLOUNT INTERNATIONAL, INC., a Delaware corporation

By:
Name: Richard H. Irving, III
Title: Sr. Vice President

BI, L.L.C., a Delaware limited liability company

By: Blount, Inc., its managing member

By:
Name: Richard H. Irving, III
Title: Sr. Vice President

4520 CORP., INC., a Delaware corporation

By:
Name: Richard H. Irving, III
Title: Vice President

CANADIAN CREDIT PARTIES:

BLOUNT HOLDINGS LTD., a Canadian corporation

By:
Name: Calvin E. Jenness
Title: Treasurer

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OREGON DISTRIBUTION LTD., an Ontario
 corporation

By:
Name: Calvin E. Jenness
Title: Treasurer

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